UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2016

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
 (State or other jurisdiction of incorporation)

000-54213
 (Commission File Number)

83-0402389
 (IRS Employer Identification No.)

3995 Yerkes Road
Collegeville, Pennsylvania 19426
 (Address of principal executive offices and Zip Code)

(215) 661-1100
 Registrant's telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 2.01          Completion of Acquisition or Disposition of Assets

On July 20, 2016, the Registrant (“North Bay”) completed the sale of the Registrant's “Willa 5” and “Silver Jen” mineral claims (the “Willa Claims”) in southeastern British Columbia, to a Canadian mining group (the “Buyer”).  The sale price received was $50,000 CAD, plus a 1% net smelter return royalty ("NSR"). At any time up to the commencement of commercial production, the Buyer may purchase one-half of the NSR (being 0.50%) in consideration of $1,000,000 USD payable to North Bay, such that North Bay will then retain a 0.50% NSR.

This is an arms-length transaction, and there is no family or other relationship with any affiliate of the Buyer with any officer, director, or affiliate of the Registrant.  No shares of the Registrant’s stock have been or will be issued in connection with this Agreement.

Item 3.02          Unregistered Sales of Equity Securities

On August 1, 2016, the Registrant accepted a conversion notice from Typenex Co-Investment, LLC ("Typenex") to partially satisfy a $280,000 Convertible Promissory Note Agreement ("the Typenex Note") dated October 1, 2013 with Typenex.  63,000,000 shares were subsequently issued to satisfy $4,410 of the outstanding principal and interest in accordance with the terms of the Typenex Note. As of the date of this report the remaining amount currently outstanding on the Typenex Note, including accrued interest and other fees, is now $82,719.

On November 15, 2016, the Registrant accepted a conversion notice from LG Capital Funding LLC ("LG") to partially satisfy a $33,000 Promissory Note ("the LG Note #2") dated February 3, 2014, with LG. An aggregate of 68,161,428 shares were subsequently issued to satisfy $4,771 of the outstanding principal and interest in accordance with the terms of the LG Note #2.  As of the date of this report the remaining amount currently outstanding on the LG Note #2, including accrued interest, is now $10,125.

Typenex and LG are each an “accredited investor” as defined under Rule 501 of Regulation D.  The Company believes that these transactions are exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The above described executed Notes are attached hereto and incorporated by reference as Exhibits 10.1 through 10.2.

As of the date of this report the Registrant has 1,437,299,598 shares of its common stock issued and outstanding and 1,437,141,488 shares in the public float.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1
Thirteen Month Secured Convertible Promissory Note with Typenex Co-Investment, LLC dated  October 1, 2013, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on October 4, 2013, and incorporated by this reference as an exhibit to this Form 8-K

10.2
Nine Month Convertible Redeemable Note with LG Capital Funding, LLC dated  February 3, 2014, as previously filed with the Company’s filing of Form 8-K, SEC file number 000-54213, filed on February 6, 2014, and incorporated by this reference as an exhibit to this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
 (Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: November 18, 2016